UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________

FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 18, 2019
 ______________________________________________________________________________
DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
 ______________________________________________________________________________

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons	,	Virginia	22102
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	New York Stock Exchange
2.750% Senior Notes Due 2025	DXC 25	New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 18, 2019, DXC Technology announced the election of David L. Herzog to chair its board of directors.

Herzog’s appointment will become effective on January 1, 2020. Consistent with the process announced in September, Herzog succeeds Mike Lawrie, who had announced his retirement as DXC’s president and CEO in September, along with his intent to step down as DXC’s board chair at the end of this year. Lawrie was succeeded as DXC’s president and chief executive officer by Mike Salvino.

Herzog has served on DXC’s board of directors since the company’s formation in 2017 and has been chair of the board’s audit committee. His term as board chair will run until the board completes its search for a permanent board chair.

“I have enjoyed working with David since I joined the DXC board earlier this year,” Salvino said. “Together, we will continue to focus on our key priorities: People, Customers and Operational Execution.”

Herzog served as the chief financial officer and executive vice president of American International Group (AIG) until 2016. His previous roles at AIG included senior vice president and comptroller, chief financial officer for worldwide life insurance operations, and vice president, Life Insurance. In addition, Herzog served in other senior officer positions for AIG and its subsidiaries, including as the chief financial officer and chief operating officer of American General Life following its acquisition by AIG.

“It is an honor to be asked to chair the DXC board at a time when the company has a clear strategy and a strong foundation for growth,” Herzog said. “I am excited to work with Mike Salvino to move the company forward.”

Prior to AIG, Herzog served in various executive positions at GenAmerica Corporation and Family Guardian Life, a Citicorp company, and at a large accounting firm that is now part of PwC. Herzog holds the designations of Certified Public Accountant and Fellow, Life Management Institute. He is also a member of the board of directors of MetLife Inc. and Ambac Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	December 18, 2019	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer